SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report May 15, 2003
(Date of Earliest Event Reported: May 9, 2003)

DSTAGE.COM, INC.
(EXACT NAME OF SMALL BUSINESS REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	52-2195605

(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1000 ORTEGA WAY, SUITE C, PLACENTIA, CALIFORNIA	92870

(Address of principal executive offices)	(Zip Code)
(909) 471-2898
Registrant's telephone number, including area code

 000-30785
(Commission File Number)

000-111-5818 7389 (BUSINESS SERVICES NEC)
(Central Index Key) Standard Industrial Classification

Item 1. Changes in Control of Registrant

Not Applicable.

Item 2. Acquisition or Deposition of Assets

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

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Item 4. Changes in Registrant's Certifying Accountant.

On May 8, 2003 Dstage.com, Inc. ("the Company")terminated the services of Ehrhardt Keefe Steiner & Hottman PC ("EKS&H") and dismissed them as the Certifying Accountant of the Company. On May 9, 2003, the Company engaged James C. Marshall, C.P.A., P.C. as its new Certifying Accountant. On May 15, 2003, the Company filed form 8-K with the Securities and Exchange Commission regarding the change of registrant’s certifying accountant. At the time the Form 8-K was filed, the Company had requested, but not received, a letter from EKS&H stating whether they agreed with the statements included under Item 4 of the Form 8-K.

EKS&H were retained by the Company on September 20, 2002 and furnished a report on the Company's financial statements for the fiscal year ended December 31, 2002 which did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principles, except for mention of a going concern issue.

During the fiscal year ended December 31, 2002 and the interim  period between September 20, 2002 and May 8, 2003, there were no disagreements between the Company and EKS&H on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to EKS&H's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its reports for such year.

On May 23, 2003, the Company received a letter from EKS&H, addressed to the Securities and Exchange Commission, stating EKS&H agreed with the statements included under Item 4 of our Form 8-K dated May 15, 2003 other than advising the Company that it believed the Company had a reportable condition related to adequate infrastructure over accounting and financial reporting including segregation of duties during the year ended December 31, 2002. Their letter is attached to this filing as Exhibit 16.1.

On March 19, 2003, the Company changed the Board Directors and appointed new management. The Company believes that its new management has resolved the reportable conditions that existed during the year ended December 31, 2002. It has requested its new certifying accountant to review its current infrastructure over accounting and financial reporting including segregation of duties and issue a report to the Company on or before July 31, 2003.

Item 5. Other Events.

Not Applicable.

Item 6. Resignation of Registrants Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits

Not Applicable.

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Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Regulation FD Disclosure.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dstage.com, Inc.
(Registrant)

/s/ Robert P. Atwell, CEO
Robert P. Atwell, CEO

May 28, 2003

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EXHIBIT 16.1

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Office of the Chief Accountant
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Ladies and Gentlemen:

We have read Item 4 included in the Form 8-K dated May 15, 2003 of  Dstage.com, Inc. filed with the Securities and Exchange Commission and have found no basis for disagreement with the statements contained therein, other than advising the Company that Dstage.com, Inc. had a reportable condition related to adequate infrastructure over accounting and financial reporting including segregation of duties during the year ended December 31, 2002.

/S/ Ehrhardt Keefe Steiner & Hottman PC
Ehrhardt Keefe Steiner & Hottman PC

Denver, Colorado
May 23, 2003

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